UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2019

First Choice Bancorp

(Exact name of registrant as specified in its charter)

California	001-38476	82-2711227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17785 Center Court Drive, N Suite 750 Cerritos, California	90703
(Address of principal executive offices)	(Zip Code)

(562) 345-9092

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by Check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging Growth Company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) On July 22, 2019, Vavrinek, Trine, Day & Company (“VTD”) resigned as the independent registered public accounting firm of First Choice Bancorp (the “Company”). VTD recently entered into an agreement with Eide Bailly LLP (“Eide Bailly”), pursuant to which Eide Bailly acquired the operations of VTD, and certain of the professional staff and partners of VTD joined Eide Bailly either as employees or partners of Eide Bailly and will continue to practice as members of Eide Bailly.

The reports of VTD on the Company’s financial statements for the fiscal years ended December 31, 2018 and 2017 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company’s financial statements for the fiscal years ended December 31, 2018 and 2017, and in the subsequent interim periods through July 23, 2019, there were no disagreements with VTD on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedure which, if not resolved to the satisfaction of VTD, would have caused VTD to make reference to the matter in its report. In connection with the audits of the Company’s financial statements for the fiscal years ended December 31, 2018 and 2017, and in the subsequent interim periods through July 23, 2019, there were no “reportable events” as that term is defined in Item 304 of Regulation S-K promulgated under the Securities Exchange Act of 1934 (“Item 304”).

VTD was provided a copy of the foregoing disclosures and was requested to furnish the Company with a letter addressed to the United States Securities and Exchange Commission stating whether or not it agrees with the above disclosures. A copy of the letter furnished pursuant to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Effective July 23, 2019, the Company engaged Eide Bailly to act as the Company’s principal independent accountant. The Audit Committee of the Board of Directors of the Company approved the decision to engage Eide Bailly.

During the fiscal years ended December 31, 2018 and 2017, and during all subsequent interim periods through July 22, 2019, the Company did not consult with Eide Bailly regarding the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company’s financial statements or any matter that was the subject of a disagreement with its former accountants or a reportable event as those terms are defined in Item 304.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

16.1	Letter from Vavrinek, Trine, Day & Co., LLP to the United States Securities and Exchange Commission regarding a change in certifying accountant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Choice Bancorp

Date: July 26, 2019	By:	/s/ Robert M. Franko
	Name:	Robert M. Franko
	Title:	President & Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Vavrinek, Trine, Day & Co., LLP to the United States Securities and Exchange Commission regarding a change in certifying accountant.